UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2008

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AE BIOFUELS, INC.

 (Exact name of registrant as specified in its charter)

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Nevada	000-51354	26-1407544
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20400 Stevens Creek Blvd., Suite 700, Cupertino, California 95014

(Address of Principal Executive Office) (Zip Code)

(408) 213-0940

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

A copy of the Company’s letter to stockholders dated December 9, 2008 is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure. The Company will post this letter on its website at www.aebiofuels.com immediately after the filing of this Current Report.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Item 7.01 disclosure will not be deemed an admission as to the materiality of any information in this Item 7.01 of this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Letter to Stockholders dated December 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AE BIOFUELS, INC.

By:	/s/ ERIC A. MCAFEE
Eric A. McAfee Chief Executive Officer

Date:  December 9, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to Stockholders dated December 9, 2008